Exhibit 99.1

FOR IMMEDIATE RELEASE
Nov. 20, 2003

Novell Reports Fourth Quarter and Full Year Fiscal 2003 Results

  Novell continues its transition to Linux and returns to operating profitability.
  Company records non-recurring charges of $130 million, including writedowns of net deferred tax assets, long-term investments and intangible assets, and restructuring charges.

PROVO, Utah – Nov. 20, 2003 – Novell, Inc. (NASDAQ:NOVL) today announced financial results for its fourth fiscal quarter ended Oct. 31, 2003. For the quarter, Novell reported revenues of $287 million, compared to revenues of $300 million for the fourth fiscal quarter 2002, and $283 million for the third fiscal quarter 2003. Net loss in the fourth fiscal quarter 2003 was $109 million, or $0.29 loss per share, including $130 million in non-recurring charges, principally to increase a valuation allowance for net deferred tax assets. This compared to a net loss of $92 million, or $0.25 loss per share, for the fourth fiscal quarter 2002.

For Novell’s full year fiscal 2003, the company reported revenues of $1.1 billion and a net loss of $162 million, or $0.44 loss per share. Comparatively, revenues for the full year fiscal 2002 were $1.1 billion and a net loss of $247 million, or $0.68 loss per share.

On a non-GAAP basis, adjusted net income for the fourth fiscal quarter 2003 was $19 million, or $0.05 per share, which excludes a $119 million non-cash charge to increase a valuation allowance for net deferred tax assets that is further explained below, an $8 million restructuring charge, $3 million of charges related to the Ximian acquisition and impaired investments, and the related tax effects of these items. This compares to non-GAAP adjusted net income for the fourth quarter 2002 of $15 million, or $0.04 per share, which excludes $109 million in non-cash charges from the write-down of impaired real estate assets and venture investments. Full details on Novell’s reported results, including a reconciliation of the non-GAAP adjusted results, are included in the financial schedules that are a part of this release.

“We are pleased with the progress on operating profitability levels that we achieved in this quarter. Additionally, in our fourth quarter, we continued advancing toward many of the strategic goals we laid out at the beginning of our 2003 fiscal year,” said Jack L. Messman, Novell chairman, president and chief executive officer. “Building value for our shareholders has been a top priority for Novell during 2003. We feel that we are poised to enter fiscal year 2004 with a better positioned company in the marketplace.”

Novell has recently made two strategic moves to strengthen its products and services for the Linux platform. In August, Novell acquired Ximian, the leading provider of desktop and server solutions that enable enterprise Linux adoption. Shortly after the close of the fourth quarter, Novell agreed to acquire SUSE LINUX, one of the world’s leading suppliers of Linux software and services.

“Having taken important steps with both Ximian and SUSE LINUX, we feel that the open source movement can be brought into the mainstream more expeditiously and with greater momentum,” Messman said. “The customer can be reassured that mission-critical applications can indeed run on the Linux platform, reinforced by a worldwide technical support organization. We are responding to our customers, giving them the lower costs, flexibility and choice they have repeatedly told us they want.”

On the balance sheet, cash and short-term investments were $752 million at the end of the fourth fiscal quarter 2003, compared with $636 million a year ago. Cash flow from operations during the fourth fiscal quarter 2003 was $53 million. For the full year fiscal year 2003, cash flow from operations was $55 million. Days sales outstanding (DSO) in accounts receivable was 74 days at the end of the fourth fiscal quarter 2003, up from 70 days in the prior quarter. Deferred revenues were $322 million at the end of the fourth fiscal quarter 2003, up 17% percent year-over-year.

Non-cash valuation allowance for deferred tax assets
In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 109, “Accounting for Income Taxes,” in the fourth fiscal quarter 2003, the company provided a full valuation allowance against net deferred tax assets carried on its balance sheet. SFAS No. 109 requires an assessment of a company’s current and previous performance and other relevant factors when determining the need for such a valuation allowance. Under this pronouncement, factors such as current and previous operating losses are given greater weight than the outlook for future profitability in determining deferred tax asset carrying value. This adjustment will have no impact on the company’s cash flow or future prospects, nor does it alter the company’s ability to utilize the underlying tax net operating loss and credit carryforwards in the future.

A summary of Novell’s vision, mission and strategy can be accessed on the Novell Web site at: www.novell.com/company/ir/qresults.

Conference call notification and Web access detail
A live Webcast of a Novell conference call to discuss the quarter with financial analysts will be broadcast at 5 PM EST November 20, 2003, from Novell’s Investor Relations Web page: http://www.novell.com/company/ir/qresults/. The domestic conference call dial in number is 888-323-5254, password “Novell”, and the international dial in number is +1-773-756-4625, password “Novell”. Until December 3, an audio replay of the call will be available from the same page. A telephone replay of the conference call will be available after 7:30 PM EST November 20, through December 3, at 888-568-0698. The international replay number is +1-402-998-1472. A copy of this press release is posted on Novell’s Web site at: http://www.novell.com/company/ir/qresults/.

Legal notice regarding forward looking statements
This press release includes statements that are not historical in nature and that may be characterized as “forward-looking statements,” including those related to future financial and operating results, benefits and synergies of the company’s brands and strategies, future opportunities and the growth of the market for open source solutions. You should be aware that Novell’s actual results could differ materially from those contained in the forward-looking statements, which are based on current expectations of Novell management and are subject to a number of risks and uncertainties, including, but not limited to, Novell’s ability to integrate acquired operations and employees, Novell’s success in executing its Linux strategies, Novell’s ability to deliver on its one Net vision of the Internet, Novell’s ability to take a competitive position in the Linux industry, business conditions and the general economy, market opportunities, potential new business strategies, competitive factors, sales and marketing execution, shifts in technologies or market demand and the other factors described in Novell ‘s Annual Report on Form 10-K for the 2002 fiscal year. Novell disclaims any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this press release.

About Novell
Novell, Inc. is a leading provider of information solutions that deliver secure identity management (Novell® Nsure™), Web application development (Novell exteNd™) and cross-platform networking services (Novell Nterprise™), all supported by strategic consulting and professional services (Novell NgageSM). When the acquisition of SUSE LINUX is completed, Novell will expand its open source commitment and become the first to offer comprehensive Linux products and services for the enterprise from the desktop to the server. Novell’s vision of one Net – a world without information boundaries – helps customers realize the value of their information securely and economically. For more information, call Novell’s Customer Response Center at (888) 321-4CRC (4272) or visit http://www.novell.com. Press should visit http://www.novell.com/pressroom.

_________________

Novell and Ximian are registered trademarks; exteNd, Nsure and Nterprise are trademarks; and Ngage is a service mark of Novell, Inc. in the United States and other countries. All third-party trademarks are the property of their respective owners.

Press Contact:
Bruce Lowry
Novell, Inc.
Phone: 415-591-6523
E-Mail: blowry@novell.com

Investor Relations Contact:
Bill Smith
Novell, Inc.
Phone: 800-317-3195
E-Mail: irmail@novell.com

                                                           Novell, Inc.
                                    Consolidated Unaudited Condensed Statements of Operations
                                              (In thousands, except per share data)

                                                            Fiscal Quarter                          Fiscal Year
                                                  ------------------------------------  ------------------------------------
                                                    Oct 31, 2003       Oct 31, 2002       Oct 31, 2003       Oct 31, 2002
                                                  -----------------  -----------------  -----------------  -----------------
Net revenue
   New software licenses                                  $ 70,498           $ 94,301          $ 265,256          $ 319,281
   Maintenance and services                                216,251            206,034            840,240            815,039
                                                  -----------------  -----------------  -----------------  -----------------
Total net revenue                                          286,749            300,335          1,105,496          1,134,320
                                                  -----------------  -----------------  -----------------  -----------------

Cost of revenue
   New software licenses                                     5,140              9,464             22,210             31,175
   Maintenance and services                                 96,197             99,735            392,939            418,243
                                                  -----------------  -----------------  -----------------  -----------------
Total cost of revenue                                      101,337            109,199            415,149            449,418
                                                  -----------------  -----------------  -----------------  -----------------
profit                                                      185,412            191,136            690,347            684,902
                                                  -----------------  -----------------  -----------------  -----------------
Operating expenses
    Sales and marketing                                     88,314             94,552            380,826            358,742
    Product development                                     44,304             48,801            183,758            169,247
    General and administrative                              24,300             31,642            110,963            122,588
    Restructuring                                            8,042                  -             43,067             19,100
    Purchased in process R&D                                   920                  -                920              3,000
    Impairments                                                  -             80,350                  -             80,350
                                                  -----------------  -----------------  -----------------  -----------------
Total operating expenses                                   165,880            255,345            719,534            753,027
                                                  -----------------  -----------------  -----------------  -----------------

Income (loss) from operations                               19,532            (64,209)           (29,187)           (68,125)

Other income (expense), net                                 (3,442)           (23,402)           (25,823)           (24,100)
                                                  -----------------  -----------------  -----------------  -----------------

Income (loss) before taxes                                  16,090            (87,611)           (55,010)           (92,225)

Income tax expense (benefit)                               125,094              4,061            106,894             10,896
                                                  -----------------  -----------------  -----------------  -----------------

Income (loss) before accounting change                    (109,004)           (91,672)          (161,904)          (103,121)

Cumulative effect of accounting change                           -                  -                  -           (143,702)
                                                  -----------------  -----------------  -----------------  -----------------

Net income (loss)                                       $ (109,004)         $ (91,672)        $ (161,904)         $(246,823)
                                                  =================  =================  =================  =================

Net income (loss) per share:
    Basic
    Before cumulative effect of accounting change          $ (0.29)           $ (0.25)           $ (0.44)           $ (0.28)
    Cumulative effect of accounting change                       -                  -                  -              (0.40)
                                                  -----------------  -----------------  -----------------  -----------------
    Basic                                                  $ (0.29)           $ (0.25)           $ (0.44)           $ (0.68)
                                                  =================  =================  =================  =================

    Diluted
    Before cumulative effect of accounting change          $ (0.29)           $ (0.25)           $ (0.44)           $ (0.28)
    Cumulative effect of accounting change                       -                  -                  -              (0.40)
                                                  -----------------  -----------------  -----------------  -----------------
    Diluted                                                $ (0.29)           $ (0.25)           $ (0.44)           $ (0.68)
                                                  =================  =================  =================  =================

Weighted average shares:
    Basic                                                  373,876            364,884            370,545            363,569
    Diluted                                                373,876            364,884            370,545            363,569

Certain reclassifications, none of which affect net income, have been made to the prior period amounts in order to conform to the current year's presentation.

                                                    Novell, Inc.
                                  Consolidated Unaudited Condensed Balance Sheets
                                                   (In thousands)

ASSETS                                                           Oct 31, 2003              Oct 31, 2002
                                                             ----------------------    ----------------------

Current assets
    Cash and short-term investments                                      $ 751,852                 $ 635,858
    Receivables, net                                                       232,492                   214,827
    Prepaid expenses                                                        23,005                    24,077
    Deferred income taxes                                                        -                    21,204
    Other current assets                                                    23,204                    23,572
                                                            ----------------------     ----------------------
Total current assets                                                     1,030,553                   919,538

Property, plant and equipment, net                                         255,526                   369,189
Goodwill                                                                   213,300                   179,534
Intangible assets                                                           10,800                    36,351
Long-term investments                                                       50,948                    73,452
Deferred income taxes                                                            -                    74,323
Other assets                                                                 6,526                    12,678
                                                             ----------------------    ----------------------

Total assets                                                           $ 1,567,653               $ 1,665,065
                                                             ======================    ======================

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities
    Accounts payable                                                      $ 50,258                  $ 57,241
    Accrued compensation                                                   101,164                    87,778
    Other accrued liabilities                                              117,073                   134,850
    Income taxes payable                                                    35,493                    36,294
    Deferred revenue                                                       322,470                   275,344
                                                             ----------------------    ----------------------
Total current liabilities                                                  626,458                   591,507

Minority interests                                                           6,725                     8,016
Stockholders' equity                                                       934,470                 1,065,542
                                                             ----------------------    ----------------------

Total liabilities and stockholders' equity                             $ 1,567,653               $ 1,665,065
                                                             ======================    ======================

Certain reclassifications, none of which affect net income, have been made to the prior period amounts in order to conform to the current year's presentation.

                                                         Novell, Inc.
                                     Consolidated Unaudited Condensed Statements of Cashflows
                                                        (In thousands)

                                                               Fiscal Quarter                      Fiscal Year
                                                    ----------------------------------  ----------------------------------
                                                      Oct 31, 2003      Oct 31, 2002     Oct 31, 2003      Oct 31, 2002
                                                    -----------------  ---------------  ----------------  ----------------

Cash flows from operating activities
    Net income                                             $ (109,004)       $ (91,672)       $ (161,904)       $ (246,823)
Adjustments to reconcile net income to net cash
provided (used) by operating activities:
    Gain on sale of fixed assets                                    -                -           (25,299)           (8,762)
    Depreciation and amortization                              11,884           19,610            61,058            68,785
    Loss on impaired goodwill and intangibles, net of tax           -                -            13,935           143,702
    Loss on impaired investments and fixed assets               2,172          108,083            34,735           137,922
    Non-cash restructuring charges                              8,042                -            31,268            16,426
    In-process R&D expense                                        920                -               920             3,000
    Changes in assets and liabilities                         138,982           (3,149)          100,293           (62,776)
                                                         ------------     ------------      ------------      ------------

    Net cash provided by operating activities                  52,996           32,872            55,006            51,474
                                                         ------------     ------------      ------------      ------------

Cash flows from financing activities:
     Issuance of common stock, net                             12,276            6,325            20,081            13,186
                                                         ------------     ------------      ------------      ------------

    Net cash provided by financing activities                  12,276            6,325            20,081            13,186
                                                         ------------     ------------      ------------      ------------

Cash flows from investing activities:
    Expenditures for property, plant and equipment             (8,863)          (8,934)          (39,468)          (27,610)
    Proceeds from the sale of property, plant and equipment         -                -           125,000            16,050
    Short-term investment activity                            (96,630)          49,795          (213,870)          191,279
    Silverstream acquisition                                        -             (414)                -          (102,975)
    Ximian acquisition                                        (40,205)               -           (40,205)                -
    Other                                                      (3,319)          (4,507)           (3,599)          (15,344)
                                                         ------------     ------------      ------------      ------------

    Net cash (used)/provided by investing activities         (149,017)          35,940          (172,142)           61,400
                                                         ------------     ------------      ------------      ------------

(Decrease) increase in cash and cash equivalents              (83,745)          75,137           (97,055)          126,060

Cash and cash equivalents - beginning of period               450,677          388,850           463,987           337,927
                                                         ------------     ------------      ------------      ------------

Cash and cash equivalents - end of period                     366,932          463,987           366,932           463,987

Short-term investments- end of period                         384,920          171,871           384,920           171,871
                                                         ------------     ------------      ------------      ------------

Cash and short-term investments - end of period             $ 751,852        $ 635,858         $ 751,852         $ 635,858
                                                         ============     ============      ============      ============

                                                            Novell, Inc.
                                        Unaudited Non-GAAP Adjusted Earnings Information
                                              (In thousands, except per share data)

                                                                 GAAP                                     Non-GAAP
                                                             As Reported          Adjustments             Adjusted
                                                          -------------------  ------------------     ------------------

       Fiscal quarter ended October 31, 2003
       Net revenue                                                 $ 286,749            $      -              $ 286,749
       Gross profit                                                  185,412                   -                185,412
       Income (loss) from operations                                  19,532               8,962  (a)            28,494
       Income (loss) before taxes                                     16,090              11,134  (b)            27,224
       Net income (loss)                                            (109,004)            128,062  (c)            19,058
       Diluted net income (loss) per share                         $   (0.29)           $   0.34  (c)         $    0.05

       Fiscal quarter ended July 31, 2003
       Net revenue                                                 $ 282,809            $      -              $ 282,809
       Gross profit                                                  175,332                   -                175,332
       Income (loss) from operations                                 (20,045)             26,850  (d)             6,805
       Income (loss) before taxes                                    (23,762)             33,526  (e)             9,764
       Net income (loss)                                             (12,400)             19,235  (f)             6,835
       Diluted net income (loss) per share                         $   (0.03)           $   0.05  (f)         $    0.02

       Fiscal quarter ended October 31, 2002
       Net revenue                                                 $ 300,335            $      -              $ 300,335
       Gross profit                                                  191,136                   -                191,136
       Income (loss) from operations                                 (64,209)             81,169  (g)            16,960
       Income (loss) before taxes                                    (87,611)            108,902  (h)            21,291
       Net income (loss)                                             (91,672)            106,576  (i)            14,904
       Diluted net income (loss) per share                         $   (0.25)           $   0.29  (i)         $    0.04

Footnotes related to adjustments:

(a)  Reflects restructuring reserves of $8.0 million and in-process R&D expense of $0.9 million.

(b)  Reflects the items in footnote (a) and investment write downs of $2.2 million.

(c)  Reflects the items in footnotes (a) and (b), the necessary related tax adjustments, and a writedown of deferred tax assets of $119 million.

(d)  Reflects restructuring reserves of $26.4 million and an adjustment to prior merger reserves of $0.5 million.

(e)  Reflects impairment loss on intangible assets of $23.6 million, gain on sale of facilities in San Jose, CA of $24.9 million, and investment write downs of $8.0 million, in addition to the items in footnote (d).

(f)  Reflects the items in footnotes (d) and (e), and the necessary related tax adjustments.

(g)  Reflects asset impairments of $80.4 million and integration charges of $0.8 million.

(h)  Reflects the items in footnote (g) and investment writedowns of $27.7 million.

(i)  Reflects the items in footnotes (g) and (h), and the necessary related tax adjustments.

                                                       Novell, Inc.
                               Consolidated Unaudited Condensed Statements of Operations
                                          (In thousands, except per share data)

                                                                                                       $             %
                                        Q4 2003           %          Q4 2002           %            Change        Change
                                    ----------------- ---------- ----------------- ----------- ----------------- ----------
Net revenue
   New software licenses                   $  70,498       24.6         $  94,301        31.4         $ (23,803)     (25.2)
   Maintenance and services                  216,251       75.4           206,034        68.6            10,217        5.0
                                    ----------------- ---------- ----------------- ----------- ----------------- ----------
Total net revenue                            286,749      100.0           300,335       100.0           (13,586)      (4.5)
                                    ----------------- ---------- ----------------- ----------- ----------------- ----------

Cost of revenue
   New software licenses                       5,140        1.8             9,464         3.2            (4,324)     (45.7)
   Maintenance and services                   96,197       33.5            99,735        33.2            (3,538)      (3.5)
                                    ----------------- ---------- ----------------- ----------- ----------------- ----------
Total cost of revenue                        101,337       35.3           109,199        36.4            (7,862)      (7.2)
                                    ----------------- ---------- ----------------- ----------- ----------------- ----------

Gross profit                                 185,412       64.7           191,136        63.6            (5,724)      (3.0)
                                    ----------------- ---------- ----------------- ----------- ----------------- ----------

Operating expenses
    Sales and marketing                       88,314       30.8            94,552        31.5            (6,238)      (6.6)
    Product development                       44,304       15.5            48,801        16.2            (4,497)      (9.2)
    General and administrative                24,300        8.5            31,642        10.5            (7,342)     (23.2)
    Restructuring                              8,042        2.8                 -           -             8,042          -
    Purchased in process R&D                     920        0.3                 -           -               920          -
    Impairments                                    -          -            80,350        26.8           (80,350)         -
                                    ----------------- ---------- ----------------- ----------- ----------------- ----------
Total operating expenses                     165,880       57.8           255,345        85.0           (89,465)     (35.0)
                                    ----------------- ---------- ----------------- ----------- ----------------- ----------

Income (loss) from operations                 19,532        6.8           (64,209)      (21.4)           83,741      130.4

Other income (expense), net                   (3,442)      (1.2)          (23,402)       (7.8)           19,960       85.3
                                    ----------------- ---------- ----------------- ----------- ----------------- ----------

Income (loss) before taxes                    16,090        5.6           (87,611)      (29.2)          103,701      118.4

Income tax expense (benefit)                 125,094       43.6             4,061         1.4           121,033    2,980.4
                                    ----------------- ---------- ----------------- ----------- ----------------- ----------

Net income (loss)                          $(109,004)     (38.0)        $ (91,672)      (30.5)        $ (17,332)     (18.9)
                                    ================= ========== ================= =========== ================= ==========

Net income (loss) per share:
    Basic                                    $ (0.29)                     $ (0.25)                      $ (0.04)     (16.0)
    Diluted                                  $ (0.29)                     $ (0.25)                      $ (0.04)     (16.0)

Weighted average shares:
    Basic                                    373,876                      364,884
    Diluted                                  373,876                      364,884

Certain reclassifications, none of which affect net income, have been made to the prior period amounts in order to conform to the current year's presentation.to the current year's presentation.

                                                          Novell, Inc.
                                  Consolidated Unaudited Condensed Statements of Operations
                                             (In thousands, except per share data)

                                                                                                       $             %
                                        Q4 2003           %           Q3 2003           %           Change        Change
                                   ----------------- ----------  ----------------  ---------- ----------------- ----------
Net revenue
   New software licenses                   $  70,498       24.6         $  69,255        24.5         $   1,243        1.8
   Maintenance and services                  216,251       75.4           213,554        75.5             2,697        1.3
                                    ----------------- ----------  ----------------  ---------- ----------------- ----------
Total net revenue                            286,749      100.0           282,809       100.0             3,940        1.4
                                    ----------------- ----------  ----------------  ---------- ----------------- ----------

Cost of revenue
   New software licenses                       5,140        1.8             5,886         2.1              (746)     (12.7)
   Maintenance and services                   96,197       33.5           101,591        35.9            (5,394)      (5.3)
                                    ----------------- ----------  ----------------  ---------- ----------------- ----------
Total cost of revenue                        101,337       35.3           107,477        38.0            (6,140)      (5.7)
                                    ----------------- ----------  ----------------  ---------- ----------------- ----------

Gross profit                                 185,412       64.7           175,332        62.0            10,080        5.7
                                    ----------------- ----------  ----------------  ---------- ----------------- ----------

Operating expenses
    Sales and marketing                       88,314       30.8            92,470        32.7            (4,156)      (4.5)
    Product development                       44,304       15.5            48,178        17.0            (3,874)      (8.0)
    General and administrative                24,300        8.5            28,379        10.0            (4,079)     (14.4)
    Restructuring                              8,042        2.8            26,350         9.3           (18,308)     (69.5)
    Purchased in process R&D                     920        0.3                             --              920      -
                                    ----------------- ----------  ----------------  ---------- ----------------- ----------
Total operating expenses                     165,880       57.8           195,377        69.1           (29,497)     (15.1)
                                    ----------------- ----------  ----------------  ---------- ----------------- ----------

Income (loss) from operations                 19,532        6.8           (20,045)       (7.1)           39,577      197.4

Other income (expense), net                   (3,442)      (1.2)           (3,717)       (1.3)              275        7.4
                                    ----------------- ----------  ----------------  ---------- ----------------- ----------

Income (loss) before taxes                    16,090        5.6           (23,762)       (8.4)           39,852      167.7

Income tax expense (benefit)                 125,094       43.6           (11,362)       (4.0)          136,456    1,201.0
                                     ----------------- ----------  ----------------  ---------- ----------------- ----------

Net income (loss)                          $(109,004)     (38.0)        $ (12,400)       (4.4)        $ (96,604)    (779.1)
                                     ================= ==========  ================  ========== ================= ==========

Net income (loss) per share:
    Basic                                    $ (0.29)                     $ (0.03)                      $ (0.26)    (871.8)
    Diluted                                  $ (0.29)                     $ (0.03)                      $ (0.26)    (871.8)

Weighted average shares:
    Basic                                    373,876                      371,484
    Diluted                                  373,876                      371,484

Certain reclassifications, none of which affect net income, have been made to the prior period amounts in order to conform to the current year's presentation.

                                                 Novell, Inc.
                            Consolidated Unaudited Condensed Statements of Operations
                                     (In thousands, except per share data)

                                            Fiscal Year                Fiscal Year                      $            %
                                               2003%           2002            %          Change        Change
                                          ---------------- --------- ----------------  --------- ---------------- ---------
Net revenue
   New software licenses                       $  265,256      24.0      $   319,281       28.1        $ (54,025)    (16.9)
   Maintenance and services                       840,240      76.0          815,039       71.9           25,201       3.1
                                          ---------------- --------- ----------------  --------- ---------------- ---------
Total net revenue                               1,105,496     100.0        1,134,320      100.0          (28,824)     (2.5)
                                          ---------------- --------- ----------------  --------- ---------------- ---------

Cost of revenue
   New software licenses                           22,210       2.0           31,175        2.7           (8,965)    (28.8)
   Maintenance and services                       392,939      35.5          418,243       36.9          (25,304)     (6.1)
                                          ---------------- --------- ----------------  --------- ---------------- ---------
Total cost of revenue                             415,149      37.6          449,418       39.6          (34,269)     (7.6)
                                          ---------------- --------- ----------------  --------- ---------------- ---------

Gross profit                                      690,347      62.4          684,902       60.4            5,445       0.8
                                          ---------------- --------- ----------------  --------- ---------------- ---------

Operating expenses
    Sales and marketing                           380,826      34.4          358,742       31.6           22,084       6.2
    Product development                           183,758      16.6          169,247       14.9           14,511       8.6
    General and administrative                    110,963      10.0          122,588       10.8          (11,625)     (9.5)
    Restructuring                                  43,067       3.9           19,100        1.7           23,967     125.5
    Purchased in process R&D                          920       0.1            3,000        0.3           (2,080)    (69.3)
    Impairments                                         -         -           80,350        7.1          (80,350)        -
                                          ---------------- --------- ----------------  --------- ---------------- ---------
Total operating expenses                          719,534      65.1          753,027       66.4          (33,493)     (4.4)
                                          ---------------- --------- ----------------  --------- ---------------- ---------

Income from operations                            (29,187)     (2.6)         (68,125)      (6.0)          38,938      57.2

Other income (expense), net                       (25,823)     (2.3)         (24,100)      (2.1)          (1,723)     (7.1)
                                          ---------------- --------- ----------------  --------- ---------------- ---------

Income (loss) before taxes                        (55,010)     (5.0)         (92,225)      (8.1)          37,215      40.4

Income tax expense (benefit)                      106,894       9.7           10,896        1.0           95,998     881.0
                                          ---------------- --------- ----------------  --------- ---------------- ---------

Income (loss) before accounting change           (161,904)    (14.6)        (103,121)      (9.1)         (58,783)    (57.0)

Cumulative effect of accounting change,
  net of tax                                            -         -         (143,702)     (12.7)         143,702         -
                                          ---------------- --------- ----------------  --------- ---------------- ---------

Net income (loss)                              $ (161,904)    (14.6)     $  (246,823)     (21.8)       $  84,919      34.4
                                          ================ ========= ================  ========= ================ =========

Net income (loss) per share:
 Basic
 Before cumulative effect of accounting change    $ (0.44)                   $ (0.28)                    $ (0.15)    (54.0)
 Cumulative effect of accounting change                 -                      (0.40)                       0.40         -
                                          ----------------           ----------------            ---------------- ---------
 Basic                                            $ (0.44)                   $ (0.68)                     $ 0.24      35.6
                                          ================           ================            ================ =========

 Diluted
 Before cumulative effect of accounting change    $ (0.44)                   $ (0.28)                    $ (0.15)    (54.0)
 Cumulative effect of accounting change                 -                      (0.40)                       0.40         -
                                          ----------------           ----------------            ---------------- ---------
 Diluted                                          $ (0.44)                   $ (0.68)                     $ 0.24      35.6
                                          ================           ================            ================ =========

Weighted average shares:
 Basic                                            370,545                    363,569
 Diluted                                          370,545                    363,569

Certain reclassifications, none of which affect net income, have been made to the prior period amounts in order to conform to the current year's presentation.

                                                           NOVELL, INC.
                                  Consolidated Unaudited Condensed Statements of Operations
                                                         Fiscal Year 2003
                                               (In thousands, except per share data)

                                                                                                             Fiscal Year
                                Q1 2003      %     Q2 2003      %      Q3 2003      %      Q4 2003%       2003%
                              -----------  ------  ---------  ------  ----------  ------  ----------  ------  ----------  ------
Net revenue
   New software licenses         $ 61,038    23.5   $ 64,465    23.4    $ 69,255    24.5    $ 70,498    24.6  $ 265,256    24.0
   Maintenance and services       198,933    76.5    211,502    76.6     213,554    75.5     216,251    75.4    840,240    76.0
                              -----------  ------  ---------  ------  ----------  ------  ----------  ------  ----------  ------
Total net revenue                 259,971   100.0    275,967   100.0     282,809   100.0     286,749   100.0  1,105,496   100.0
                              -----------  ------  ---------  ------  ----------  ------  ----------  ------  ----------  ------

Cost of revenue
   New software licenses            5,222     2.0      5,962     2.2       5,886     2.1       5,140     1.8     22,210     2.0
   Maintenance and services        92,342    35.5    102,809    37.3     101,591    35.9      96,197    33.5    392,939    35.5
                              -----------  ------  ---------  ------  ----------  ------  ----------  ------  ----------  ------
Total cost of revenue              97,564    37.5    108,771    39.4     107,477    38.0     101,337    35.3    415,149    37.6
                              -----------  ------  ---------  ------  ----------  ------  ----------  ------  ----------  ------

Gross profit                      162,407    62.5    167,196    60.6     175,332    62.0     185,412    64.7    690,347    62.4
                              -----------  ------  ---------  ------  ----------  ------  ----------  ------  ----------  ------

Operating expenses
    Sales and marketing            98,305    37.8    101,737    36.9      92,470    32.7      88,314    30.8    380,826    34.4
    Product development            42,922    16.5     48,354    17.5      48,178    17.0      44,304    15.5    183,758    16.6
    General and administrative     27,345    10.5     30,939    11.2      28,379    10.0      24,300     8.5    110,963    10.0
    Restructuring                       -       -      8,675     3.1      26,350     9.3       8,042     2.8     43,067     3.9
    Purchased in-process R&D            -       -          -       -           -       -         920     0.3        920     0.1
                              -----------  ------  ---------  ------  ----------  ------  ----------  ------  ----------  ------
Total operating expenses          168,572    64.8    189,705    68.7     195,377    69.1     165,880    57.8    719,534    65.1
                              -----------  ------  ---------  ------  ----------  ------  ----------  ------  ----------  ------

Income (loss) from operations      (6,165)   (2.4)   (22,509)   (8.2)    (20,045)   (7.1)     19,532     6.8    (29,187)   (2.6)

Other income (expense)
    Investment income              (7,140)   (2.7)   (10,459)   (3.8)     (5,016)   (1.8)        913     0.3    (21,702)   (2.0)
    Other, net                        951     0.4     (2,016)   (0.7)      1,299     0.5      (4,355)   (1.5)    (4,121)   (0.4)
                              -----------  ------  ---------  ------  ----------  ------  ----------  ------  ----------  ------
Other income (expense), net        (6,189)   (2.4)   (12,475)   (4.5)     (3,717)   (1.3)     (3,442)   (1.2)   (25,823)   (2.3)

Income (loss) before taxes        (12,354)   (4.8)   (34,984)  (12.7)    (23,762)   (8.4)     16,090     5.6    (55,010)   (5.0)

    Income tax expense (benefit)     (466)   (0.2)    (6,372)   (2.3)    (11,362)   (4.0)    125,094    43.6    106,894     9.7
                              -----------  ------  ---------  ------  ----------  ------  ----------  ------  ----------  ------

Net income (loss)               $ (11,888)   (4.6)  $(28,612)  (10.4)   $(12,400)   (4.4)  $(109,004)  (38.0) $(161,904)  (14.6)
                              ===========  ======  =========  ======  ==========  ======  ==========  ======  =========  =======

Net income (loss) per share:
   Basic                          $ (0.03)           $ (0.08)            $ (0.03)            $ (0.29)           $ (0.44)
   Diluted                        $ (0.03)           $ (0.08)            $ (0.03)            $ (0.29)           $ (0.44)
                              ============        ===========        ============        ============        ===========

Weighted average shares:
 Basic                            368,075            368,746             371,484             373,876            370,545
 Diluted                          368,075            368,746             371,484             373,876            370,545

Certain reclassifications, none of which affect net income, have been made to the prior period amounts in order to conform to the current year's presentation.

                                                        Novell, Inc.
                                  Solution Category, Business Category & Geography Revenue
                                                         (Unaudited)
                                                       (In thousands)

                                                                                                     $           %
Revenue by Solution                             Q4 2003        %         Q4 2002        %         Change       Change
                                            --------------  --------  -------------  --------  -------------  ----------

IT Software and Solutions

   Identity Management & Secure Web Services     $  25,623       8.9      $  30,027      10.0      $  (4,404)     (14.7)

   Cross Platform Services
     Management & Collaboration                     64,148      22.4         64,178      21.4            (30)      (0.0)
     Services Platforms & Storage                   82,691      28.8         94,153      31.3        (11,462)     (12.2)
                                            --------------  --------  -------------  --------  -------------  ----------
   Total Cross Platform Services                   146,839      51.2        158,331      52.7        (11,492)      (7.3)
                                            --------------  --------  -------------  --------  -------------  ----------

   Total Software Licenses & Maintenance           172,462      60.1        188,359      62.7        (15,897)      (8.4)

   Worldwide Services *                             76,926      26.8         79,468      26.5         (2,542)      (3.2)
                                            --------------  --------  -------------  --------  -------------  ----------

Total IT Software and Solutions                    249,388      87.0        267,827      89.2        (18,439)      (6.9)

Celerant Management Consulting                      37,361      13.0         32,508      10.8          4,853       14.9
                                            --------------  --------  -------------  --------  -------------  ----------

Total Net Revenue                                $ 286,749     100.0      $ 300,335     100.0      $ (13,586)      (4.5)
                                            ==============  ========  =============  ========  =============  ==========

*  includes consulting, technical services, and training

                                                                                                     $           %
Revenue by Business Category                    Q4 2003        %         Q4 2002        %         Change       Change
                                            --------------  --------  -------------  --------  -------------  ----------

   New Software Licenses                         $  70,498      24.6      $  94,301      31.4      $ (23,803)     (25.2)
   Maintenance and Services                        216,251      75.4        206,034      68.6         10,217        5.0
                                            --------------  --------  -------------  --------  -------------  ----------
Total Net Revenue                                $ 286,749     100.0      $ 300,335     100.0      $ (13,586)      (4.5)
                                            ==============  ========  =============  ========  =============  ==========

                                                                                                     $           %
Revenue by Geography                            Q4 2003        %         Q4 2002        %         Change       Change
                                            --------------  --------  -------------  --------  -------------  ----------

    U.S.                                         $ 133,534      46.6      $ 148,817      49.6      $ (15,283)     (10.3)
    Europe, Middle East & Africa                   113,683      39.6        110,863      36.9          2,820        2.5
    Asia Pacific                                    24,500       8.5         22,629       7.5          1,871        8.3
    Canada & Latin America                          15,032       5.2         18,026       6.0         (2,994)     (16.6)
                                            --------------  --------  -------------  --------  -------------  ----------
Total Net Revenue                                $ 286,749     100.0      $ 300,335     100.0      $ (13,586)      (4.5)
                                            ==============  ========  =============  ========  =============  ==========

Certain reclassifications, none of which affect net income, have been made to the prior period amounts in order to conform to the current year's presentation.

                                                       Novell, Inc.
                                  Solution Category, Business Category & Geography Revenue
                                                      (Unaudited)
                                                     (In thousands)

                                                                                                          $          %
Revenue by Solution                                    Q4 2003       %         Q3 2003       %         Change      Change
                                                   --------------  -------  -------------  -------  -------------  --------

IT Software and Solutions

   Identity Management & Secure Web Services            $  25,623      8.9      $  26,099      9.2        $  (476)    (1.8)

   Cross Platform Services
     Management & Collaboration                            64,148     22.4         63,178     22.3            970      1.5
     Services Platforms & Storage                          82,691     28.8         81,417     28.8          1,274      1.6
                                                   --------------  -------  -------------  -------  -------------  --------
   Total Cross Platform Services                          146,839     51.2        144,595     51.1          2,244      1.6
                                                   --------------  -------  -------------  -------  -------------  --------

   Total Software Licenses & Maintenance                  172,462     60.1        170,694     60.4          1,768      1.0

   Worldwide Services *                                    76,926     26.8         75,576     26.7          1,350      1.8
                                                   --------------  -------  -------------  -------  -------------  --------

Total IT Software and Solutions                           249,388     87.0        246,270     87.1          3,118      1.3

Celerant Management Consulting                             37,361     13.0         36,539     12.9            822      2.2
                                                   --------------  -------  -------------  -------  -------------  --------

Total Net Revenue                                       $ 286,749    100.0      $ 282,809    100.0        $ 3,940      1.4
                                                   ==============  =======  =============  =======  =============  ========

*  includes consulting, technical services, and training

                                                                                                          $          %
Revenue by Business Category                           Q4 2003       %         Q3 2003       %         Change      Change
                                                   --------------  -------  -------------  -------  -------------  --------

   New Software Licenses                                $  70,498     24.6      $  69,255     24.5        $ 1,243      1.8
   Maintenance and Services                               216,251     75.4        213,554     75.5          2,697      1.3
                                                   --------------  -------  -------------  -------  -------------  --------
Total Net Revenue                                       $ 286,749    100.0      $ 282,809    100.0        $ 3,940      1.4
                                                   ==============  =======  =============  =======  =============  ========

                                                                                                          $          %
Revenue by Geography                                   Q4 2003       %         Q3 2003       %         Change      Change
                                                   --------------  -------  -------------  -------  -------------  --------

    U.S.                                                $ 133,534     46.6      $ 129,261     45.7        $ 4,273      3.3
    Europe, Middle East & Africa                          113,683     39.6        113,495     40.1            188      0.2
    Asia Pacific                                           24,500      8.5         23,235      8.2          1,265      5.4
    Canada & Latin America                                 15,032      5.2         16,818      5.9         (1,786)   (10.6)
                                                   --------------  -------  -------------  -------  -------------  --------
Total Net Revenue                                       $ 286,749    100.0      $ 282,809    100.0        $ 3,940      1.4
                                                   ==============  =======  =============  =======  =============  ========

Certain reclassifications, none of which affect net income, have been made to the prior period amounts in order to conform to the current year's presentation.

                                                     Novell, Inc.
                                 Solution Category, Business Category & Geography Revenue
                                                     (Unaudited)
                                                    (In thousands)

                                                     Fiscal Year             Fiscal Year                  $          %
Revenue by Solution                                     2003%          2002         %         Change      Change
                                                   --------------  -------  -------------  -------  -------------  --------

IT Software and Solutions

   Identity Management & Secure Web Services          $    96,977      8.8    $    82,610      7.3      $  14,367     17.4

   Cross Platform Services
     Management & Collaboration                           243,071     22.0        238,969     21.1          4,102      1.7
     Services Platforms & Storage                         326,788     29.6        369,781     32.6        (42,993)   (11.6)
                                                   --------------  -------  -------------  -------  -------------  --------
   Total Cross Platform Services                          569,859     51.5        608,750     53.7        (38,891)    (6.4)
                                                   --------------  -------  -------------  -------  -------------  --------

   Total Software Licenses & Maintenance                  666,836     60.3        691,360     60.9        (24,524)    (3.5)

   Worldwide Services *                                   299,331     27.1        317,728     28.0        (18,397)    (5.8)
                                                   --------------  -------  -------------  -------  -------------  --------

Total IT Software and Solutions                           966,167     87.4      1,009,088     89.0        (42,921)    (4.3)

Celerant Management Consulting                            139,329     12.6        125,232     11.0         14,097     11.3
                                                   --------------  -------  -------------  -------  -------------  --------

Total Net Revenue                                     $ 1,105,496    100.0    $ 1,134,320    100.0      $ (28,824)    (2.5)
                                                   ==============  =======  =============  =======  =============  ========

*  includes consulting, technical services, and training

                                                     Fiscal Year             Fiscal Year                  $           %
Revenue by Business Category                            2003%          2002          %         Change      Change
                                                   --------------  -------  -------------  -------  -------------  --------

   New Software Licenses                                $ 265,256     24.0      $ 319,281     28.1      $ (54,025)   (16.9)
   Maintenance and Services                               840,240     76.0        815,039     71.9         25,201      3.1
                                                   --------------  -------  -------------  -------  -------------  --------
Total Net Revenue                                     $ 1,105,496    100.0    $ 1,134,320    100.0      $ (28,824)    (2.5)
                                                   ==============  =======  =============  =======  =============  ========

                                                     Fiscal Year             Fiscal Year                  $           %
Revenue by Geography                                    2003%          2002          %         Change      Change
                                                   --------------  -------  -------------  -------  -------------  --------

    U.S.                                                $ 512,368     46.3      $ 582,573     51.4      $ (70,205)   (12.1)
    Europe, Middle East & Africa                          442,841     40.1        403,064     35.5         39,777      9.9
    Asia Pacific                                           86,500      7.8         81,839      7.2          4,661      5.7
    Canada & Latin America                                 63,787      5.8         66,844      5.9         (3,057)    (4.6)
                                                   --------------  -------  -------------  -------  -------------  --------
Total Net Revenue                                     $ 1,105,496    100.0    $ 1,134,320    100.0      $ (28,824)    (2.5)
                                                   ==============  =======  =============  =======  =============  ========

Certain reclassifications, none of which affect net income, have been made to the prior period amounts in order to conform to the current year's presentation.

                                                            Novell, Inc.
                                     Solutions Category, Business Category & Geography Revenue
                                                          Fiscal Year 2003
                                                             (Unaudited)
                                                           (In thousands)

                                                                                                                   Fiscal Year
Revenue by Solution                        Q1 2003     %      Q2 2003    %      Q3 2003     %      Q4 2003%       2003%
                                         -----------  -----  ---------  -----  ----------  -----  ---------  -----  ----------  ----

IT Software and Solutions

 Identity Management & Secure Web Services $  22,903    8.8  $  22,352    8.1   $  26,099    9.2  $  25,623    8.9  $   96,977   8.8

 Cross Platform Services
   Management & Collaboration                 54,742   21.1     61,003   22.1      63,178   22.3     64,148   22.4     243,071  22.0
   Services Platforms & Storage               81,352   31.3     81,328   29.5      81,417   28.8     82,691   28.8     326,788  29.6
                                         -----------  -----  ---------  -----  ----------  -----  ---------  -----  ----------  ----
 Total Cross Platform Services               136,094   52.3    142,331   51.6     144,595   51.1    146,839   51.2     569,859  51.5
                                         -----------  -----  ---------  -----  ----------  -----  ---------  -----  ----------  ----

 Total Software Licenses & Maintenance       158,997   61.2    164,683   59.7     170,694   60.4    172,462   60.1     666,836  60.3

 Worldwide Services *                         72,428   27.9     74,401   27.0      75,576   26.7     76,926   26.8     299,331  27.1
                                         -----------  -----  ---------  -----  ----------  -----  ---------  -----  ----------  ----

Total IT Software and Solutions              231,425   89.0    239,084   86.6     246,270   87.1    249,388   87.0     966,167  87.4

Celerant Management Consulting                28,546   11.0     36,883   13.4      36,539   12.9     37,361   13.0     139,329  12.6
                                         -----------  -----  ---------  -----  ----------  -----  ---------  -----  ----------  ----

Total Net Revenue                          $ 259,971  100.0  $ 275,967  100.0   $ 282,809  100.0  $ 286,749  100.0  $1,105,496 100.0
                                         ===========  =====  =========  =====  ==========  =====  =========  =====  ========== =====

*  includes consulting, technical services, and training

                                                                                                                   Fiscal Year
Revenue by Business Category               Q1 2003     %      Q2 2003    %      Q3 2003     %      Q4 2003%       2003%
                                         -----------  -----  ---------  -----  ----------  -----  ---------  -----  ----------  ----

   New Software Licenses                    $ 61,038   23.5    $64,465   23.4    $ 69,255   24.5    $70,498   24.6    $265,256  24.0
   Maintenance and Services                  198,933   76.5    211,502   76.6     213,554   75.5    216,251   75.4     840,240  76.0
                                         -----------  -----  ---------  -----  ----------  -----  ---------  -----  ----------  ----
Total Net Revenue                          $ 259,971  100.0  $ 275,967  100.0   $ 282,809  100.0  $ 286,749  100.0  $1,105,496 100.0
                                         ===========  =====  =========  =====  ==========  =====  =========  =====  ========== =====

                                                                                                                   Fiscal Year
Revenue by Geography                       Q1 2003     %      Q2 2003    %      Q3 2003     %      Q4 2003%       2003%
                                         -----------  -----  ---------  -----  ----------  -----  ---------  -----  ----------  ----

    U.S.                                   $ 123,729   47.6  $ 125,844   45.6   $ 129,261   45.7  $ 133,534   46.6   $ 512,368  46.3
    Europe, Middle East & Africa             103,345   39.8    112,318   40.7     113,495   40.1    113,683   39.6     442,841  40.1
    Asia Pacific                              17,857    6.9     20,908    7.6      23,235    8.2     24,500    8.5      86,500   7.8
    Canada & Latin America                    15,040    5.8     16,897    6.1      16,818    5.9     15,032    5.2      63,787   5.8
                                         -----------  -----  ---------  -----  ----------  -----  ---------  -----  ----------  ----
Total Net Revenue                          $ 259,971  100.0  $ 275,967  100.0   $ 282,809  100.0  $ 286,749  100.0  $1,105,496 100.0
                                         ===========  =====  =========  =====  ==========  =====  =========  =====  ========== =====

Certain reclassifications, none of which affect net income, have been made to the prior period amounts in order to conform to the current year's presentation.

                                                           Novell, Inc.
                                     Solutions Category, Business Category & Geography Revenue
                                                         Fiscal Year 2002
                                                            (Unaudited)
                                                          (In thousands)

                                                                                                                  Fiscal Year
Revenue by Solution                         Q1 2002     %      Q2 2002    %      Q3 2002     %     Q4 2002%      2002%
                                         -----------  -----  ---------  -----  ---------  -----  ---------  ----- ----------  -----

IT Software and Solutions

   Identity Management & Secure Web Services$ 16,828    6.1   $ 16,376    6.0   $ 19,378    6.9   $ 30,028   10.0  $ 82,610     7.3

   Cross Platform Services
     Management & Collaboration               54,577   19.6     58,244   21.3     61,970   22.0     64,178   21.4   238,969    21.1
     Services Platforms & Storage             95,185   34.3     89,008   32.5     91,435   32.4     94,153   31.3   369,781    32.6
                                         -----------  -----  ---------  -----  ---------  -----  ---------  ----- ----------  -----
   Total Cross Platform Services             149,762   53.9    147,252   53.8    153,405   54.3    158,331   52.7   608,750    53.7
                                         -----------  -----  ---------  -----  ---------  -----  ---------  ----- ----------  -----

   Total Software Licenses & Maintenance     166,590   60.0    163,628   59.8    172,783   61.2    188,359   62.7   691,360    60.9

   Worldwide Services *                       82,266   29.6     78,045   28.5     77,949   27.6     79,468   26.5   317,728    28.0
                                         -----------  -----  ---------  -----  ---------  -----  ---------  ----- ----------  -----

Total IT Software and Solutions              248,856   89.6    241,673   88.2    250,732   88.8    267,827   89.2 1,009,088    89.0

Celerant Management Consulting                29,003   10.4     32,180   11.8     31,541   11.2     32,508   10.8   125,232    11.0
                                         -----------  -----  ---------  -----  ---------  -----  ---------  ----- ----------  -----

Total Net Revenue                         $  277,859  100.0  $ 273,853  100.0  $ 282,273  100.0  $ 300,335  100.0 $1,134,320  100.0
                                         ===========  =====  =========  =====  =========  =====  =========  ===== ==========  ======

*  includes consulting, technical services, and training

                                                                                                                  Fiscal Year
Revenue by Business Category                Q1 2002     %     Q2 2002     %     Q3 2002     %     Q4 2002%       2002%
                                         -----------  -----  ---------  -----  ---------  -----  ---------  ----- ----------  -----

   New Software Licenses                    $ 71,638   25.8   $ 70,448   25.7   $ 82,894   29.4   $ 94,301   31.4 $  319,281   28.1
   Maintenance and Services                  206,221   74.2    203,405   74.3    199,379   70.6    206,034   68.6    815,039   71.9
                                         -----------  -----  ---------  -----  ---------  -----  ---------  -----  ---------  ------
Total Net Revenue                         $  277,859  100.0  $ 273,853  100.0  $ 282,273  100.0  $ 300,335  100.0 $1,134,320  100.0
                                         ===========  =====  =========  =====  =========  =====  =========  ===== ==========  ======

                                                                                                                     Fiscal Year
Revenue by Geography                        Q1 2002    %      Q2 2002    %      Q3 2002    %      Q4 2002%      2002%
                                         -----------  -----  ---------  -----  ---------  -----  ---------  ----- ----------  -----

    U.S.                                  $  147,428   53.1  $ 143,060   52.2  $ 143,268   50.8  $ 148,817   49.6 $ 582,573    51.4
    Europe, Middle East & Africa              97,678   35.2     92,245   33.7    102,278   36.2    110,863   36.9   403,064    35.5
    Asia Pacific                              19,050    6.9     19,919    7.3     20,241    7.2     22,629    7.5    81,839     7.2
    Canada & Latin America                    13,703    4.9     18,629    6.8     16,486    5.8     18,026    6.0    66,844     5.9
                                         -----------  -----  ---------  -----  ---------  -----  ---------  ----- ----------  -----
Total Net Revenue                         $  277,859  100.0  $ 273,853  100.0  $ 282,273  100.0  $ 300,335  100.0 $1,134,320  100.0
                                         ===========  =====  =========  =====  =========  =====  =========  ===== ==========  ======

Certain reclassifications, none of which affect net income, have been made to the prior period amounts in order to conform to the current year's presentation.